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                                                                  EXHIBIT 10.5

[LITTON LOGO]


                                CERTIFICATION OF
                                  RESOLUTIONS
                           OF THE BOARD OF DIRECTORS
                                       OF
                            LITTON INDUSTRIES, INC.


I, the undersigned, ANA G. RODRIGUEZ, Assistant Secretary, of LITTON INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware, DO HEREBY CERTIFY that the following is a true and correct extract of certain resolutions duly adopted by the Executive Committee of the Board of Directors of said corporation on September 24, 1998, in accordance with the laws of Delaware and the By-laws of this corporation, and that said resolutions are in full force and effect as of the date hereof:

         RESOLVED, that this Board of Directors hereby amends
         Subsection 4(b)(ii) of the existing Change of Control Employment Agreements to provide that the term "Annual
         Bonus" shall be the highest bonus award of any type, including, but not limited to, any sign-on bonus during the last three full fiscal years prior to the effective date of the change of control period, and hereby ratifies and approves all other aspects of the existing Change of Control
         Employment Agreements currently in effect and previously granted to certain Executive Officers and Group Executives of the Corporation.


IN WITNESS WHEREOF, I have hereunto subscribed my name at Woodland Hills, California, this 14th day of December, 1998.


                                           /s/ ANA G. RODRIGUEZ
                                           -----------------------------
                                               Ana G. Rodriguez
                                               Assistant Secretary